Exhibit 99.1
CAMP4 Announces an Oversubscribed Private Placement of up to $100 Million to Advance First-in-Class Treatment for SYNGAP1-Related Disorders

Oversubscribed Financing led by Coastlands Capital with participation from new and existing investors

Financing to provide $50 million in upfront proceeds with the potential for up to an additional $50 million of proceeds to fund the Phase 1/2 clinical trial in patients with SYNGAP1-related disorders, expected to initiate as early as 2H 2026

Doug Williams, Ph.D., to become Board Chair, and Dan Tardiff, Ph.D., elevated to Chief Scientific Officer

CAMBRIDGE, Mass., Sep. 10, 2025 (GLOBE NEWSWIRE) – CAMP4 Therapeutics Corporation (“CAMP4” or “the Company”) (Nasdaq: CAMP), a clinical-stage biopharmaceutical company developing a pipeline of regulatory RNA-targeting therapeutics designed to upregulate gene expression with the goal of restoring healthy protein levels to treat a broad range of genetic diseases, today announced that it has entered into definitive securities purchase agreements with certain institutional and accredited investors for up to $100 million in gross proceeds through a private placement. CAMP4 intends to use the net proceeds from the private placement to fund the preclinical and clinical development of its SYNGAP1 program, working capital, and general corporate purposes.

“With this financing we are well positioned to bring a potential first-in-class treatment for SYNGAP1-related disorders into the clinic,” said Josh Mandel-Brehm, President and Chief Executive Officer of CAMP4. “This investment marks a critical milestone as we continue our mission of developing potentially disease modifying medicines for patients with disorders marked by suboptimal gene expression.”

The private placement is comprised of an initial upfront financing of $50 million in gross proceeds in exchange for 26,681,053 shares of common stock priced at $1.53 per share of common stock sold at the initial closing, 36,361 shares of common stock priced at $1.65 to certain directors, employees and consultants of CAMP4 at the initial closing, and 6,003,758 pre-funded warrants in lieu of common stock for $1.5299 for each pre-funded warrant sold in lieu of common stock at the initial closing. In addition, CAMP4 will be eligible to receive up to an additional $50 million in gross proceeds in exchange for up to 32,721,172 shares of common stock (or, for certain investors, pre-funded warrants in lieu of common stock), subject to achieving pre-specified milestones, including receipt of regulatory clearance to initiate a Phase 1/2 clinical trial in SYNGAP patients with its development candidate, CMP-SYNGAP-01.

Concurrently with the financing, James Boylan, Ravi Thadhani, M.D., and Paula Ragan, Ph.D., have resigned from the Board of Directors. In conjunction, the CAMP4 Board of Directors has appointed Doug Williams, Ph.D., as Board Chair, while Steven Holtzman has transitioned from Board Chair to Independent Director. Additionally, the Company has elevated Daniel Tardiff, Ph.D., the Company’s SVP, Head of Discovery, to its Chief Scientific Officer, effective October 1, 2025. David Bumcrot, Ph.D., will transition to the role of Scientific Fellow. Both will work closely with board member Murray Stewart, DM FRCP, who will become Chair of the Company’s Research and Development committee.

The financing is being led by new investor Coastlands Capital, and includes participation from additional new and existing investors including Janus Henderson Investors, Balyasny Asset Management, Vivo Capital, 5AM Ventures, Adage Capital Management LP, Trails Edge Capital Partners and the SynGAP Research Fund.

Leerink Partners is acting as lead placement agent for the financing. Piper Sandler & Co., Cantor Fitzgerald, and Wedbush & Co. are acting as co-placement agents for the financing.

Board and Management Changes:
•Dr. Williams joined the CAMP4 Board of Directors in March 2025 and brings extensive life science leadership to CAMP4, having contributed to the development of several transformative drugs. He was previously President of R&D at Sana Biotechnology and the Founding President & CEO of Codiak BioSciences. Prior to Sana, Dr. Williams served as EVP of R&D at Biogen, and earlier in his career was CEO of ZymoGenetics (acquired by BMS), and held leadership roles at Seattle Genetics, Amgen, and Immunex. Over the course of his career, he has served on the Board of Directors and Advisory Boards of more than two dozen biotechnology companies.
•Dr. Tardiff joined CAMP4 in 2023 and has been instrumental in leading the Company’s drug discovery efforts to advance a pipeline of needed therapies toward the clinic. He was previously a team leader in the Rare Disease Research Unit at Pfizer, exploring genetic medicines for rare neurological disorders. Prior to Pfizer, Dr. Tardiff was a scientific co-founder of Yumanity, where he led a team discovering novel therapeutics for the treatment of neurodegenerative diseases, including a clinical-stage small molecule in development for Parkinson’s disease.

The securities offered in this private placement, including the shares underlying the pre-funded warrants, are being sold in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The investors have been granted customary resale registration rights for the shares of common stock issuable upon exercise of the pre-funded warrants issued to them in the financing.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

For further information, please see the Company’s current report on Form 8-K to be filed with the SEC.

About CAMP4 Therapeutics
CAMP4 is developing disease-modifying treatments for a broad range of genetic diseases where amplifying healthy protein may offer therapeutic benefits. Our approach amplifies mRNA by harnessing a fundamental mechanism of how genes are controlled. To amplify mRNA, our therapeutic ASO drug candidates target regulatory RNAs (regRNAs), which act locally on transcription factors and are the master regulators of gene expression. CAMP4’s proprietary RAP Platform® enables the mapping of regRNAs and generation of therapeutic candidates designed to target the regRNAs associated with genes underlying haploinsufficient and recessive partial loss-of-function disorders, of which there are more than 1,200, in which a modest increase in protein expression may have the potential to be clinically meaningful.

Forward-Looking Statements
This press release contains forward-looking statements which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning the completion of the private placement, including the initial closing and the milestone closing; the expected use of proceeds from the private placement; expectations regarding the timing to advance the Company’s SYNGAP1 program into a Phase 1/2 clinical trial; and the therapeutic potential of the Company’s product candidates. The forward-looking statements in this press release speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: risks and uncertainties related to market conditions;

volatility in the trading price of the Company’s common stock; risks inherent in achieving regulatory milestones and stock price thresholds; the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; risks related to the operations of the Company’s suppliers; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as other information the Company files with the Securities and Exchange Commission. The forward-looking statements in this press release are inherently uncertain and are not guarantees of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contacts

Investor Relations:
Kelly Gold (US)
CFO, CAMP4 Therapeutics
kgold@camp4tx.com

Media:
Jason Braco, Ph.D.
LifeSci Communications
jbraco@lifescicomms.com